Principal Diversified Select Real Asset Fund
Supplement dated December 16, 2022
to the Prospectus and Statement of Additional Information both dated August 1, 2022
(both as previously supplemented)

This supplement updates information currently in the Prospectus and Statement of Additional Information. Please retain this supplement for future reference.
On the Cover Page, in the third paragraph, delete the reference to the website www.principalfunds.com/interval-funds in the fourth sentence, and replace with www.PrincipalAM.com/IntervalProspectuses.

INVESTMENT STRATEGIES AND RISKS
In the Principal Risks section, under Market Volatility and Recent Events, delete the 4th paragraph and replace with the following:
Governmental and quasi-governmental authorities and regulators throughout the world, such as the Federal Reserve, have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatic changes to interest rates. Certain of those policy changes were implemented or considered in response to the COVID-19 outbreak and inflationary pressures. Such policy changes may adversely affect the value, volatility, and liquidity of dividend and interest paying securities.
In the Additional Information about Investment Strategies and Risks section make the following changes:
Add the following in alphabetical order:
Cash Management (Non-Principal)
The Fund may have uninvested cash balances pending investment in other securities, pending payment of repurchases, or in other circumstances where liquidity is necessary or desirable. The Fund may hold uninvested cash; invest it in cash equivalents such as money market funds, including the Principal Funds, Inc. Government Money Market Fund; and/or invest in other instruments that those managing the Fund’s assets deem appropriate for cash management purposes. Generally, these types of investments offer less potential for gains than other types of securities. For example, to attempt to provide returns similar to its benchmark, the Fund may invest uninvested cash in derivatives, such as stock index futures contracts, or exchange-traded funds (“ETFs”), including Principal Exchange-Traded Funds ETFs. In selecting such investments, PGI may have conflicts of interest due to economic or other incentives to make or retain an investment in certain affiliated funds instead of in other investments that may be appropriate for the Fund.
In the Fixed Income Securities section, delete the second paragraph and replace with the following:
Fixed-income securities are sensitive to changes in interest rates. Interest rate changes can be sudden and unpredictable, and are influenced by a number of factors, including governmental policy, monetary policy, inflation expectations, perceptions of risk, and supply and demand for fixed‑income securities. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. An increase in interest rates from a low interest rate environment may lead to heightened volatility, rapid sales of fixed‑income securities, and redemptions alongside reduced liquidity and dealer market-making capacity in fixed income markets.
If interest rates fall, issuers of callable bonds may call (repay) securities with high interest rates before their maturity dates; this is known as call risk. In this case, a fund would likely reinvest the proceeds from these securities at lower interest rates, resulting in a decline in the fund's income. Very low interest rates, including rates that fall below zero (where banks charge for depositing money), may detract from a fund’s performance and its ability to maintain positive returns to the extent the fund is exposed to such interest rates. To the extent a fund holds an investment with a negative interest rate to maturity, the fund would generate a negative return on that investment. Floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

PERIODIC REPURCHASE OFFERS
In the Oversubscribed Repurchase Offers section, change the website reference in the 5th sentence and replace with www.PrincipalAM.com/IntervalProspectuses.

ADDITIONAL INFORMATION
Delete the last sentence of the section, and replace with the following:
For additional information about Principal Diversified Select Real Asset Fund, go to www.PrincipalAM.com/IntervalProspectuses.

Changes described below are being made to the Statement of Additional Information.

On the Cover Page, in the second paragraph, replace the reference to the website www.principalfunds.com/interval-funds in the third sentence, and replace with www.PrincipalAM.com/IntervalProspectuses.

LEADERSHIP STRUCTURE AND BOARD
Under Board Committees, in the Committees table, delete the members of the 15(c) Committee and the Operations Committee and replace with the following:

Committee and Independent Board Members
15(c) Committee Karrie McMillan, Chair Fritz S. Hirsch Padel L. Lattimer Meg VanDeWeghe
Operations Committee Padel L. Lattimer, Chair Craig Damos Karrie McMillan

2